SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA JPMorgan MFS Core Bond Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

[March     , 2015]

Dear Contract Owner:

We are writing to notify you of certain changes to the Total Return Bond Portfolio (the “Portfolio”) of SunAmerica Series Trust (the “Trust”) approved by the Board of Trustees (the “Board”), including a majority of the trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, on December 11, 2014.

Effective January 20, 2015, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”) replaced Pacific Investment Management Company LLC (“PIMCO”) as the Portfolio’s subadviser. In connection with JPMorgan and MFS replacing PIMCO, the Board also approved the change in the Portfolio’s name to the “SA JPMorgan MFS Core Bond Portfolio,” and certain corresponding changes to the Portfolio’s investment strategies. JPMorgan and MFS have assumed joint responsibility for the day-to-day management of the Portfolio.

The enclosed information statement describes the changes to the Portfolio, including information about the new subadvisory agreements between SunAmerica Asset Management, LLC and each of JPMorgan and MFS, and the factors considered by the Board with respect to the approval of each of the new subadvisory agreements. The advisory fees and other expenses you pay as an investor in the Portfolio will not increase or decrease as a result of the changes approved by the Board. Please read the information statement carefully.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA JPMorgan MFS Core Bond Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

This information statement is being provided to the shareholders of the SA JPMorgan MFS Core Bond Portfolio (formerly, Total Return Bond Portfolio) (the “Portfolio”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management, LLC (“SAAMCo” or the “Adviser”) from the Securities and Exchange Commission (the “Commission”), which allows SAAMCo to hire new subadvisers and make changes to existing subadvisory agreements on behalf of SunAmerica Series Trust (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at www.aig.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

At an in-person meeting held on December 11, 2014 (the “Meeting”), the Board, including the Trustees that are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a new subadvisory agreement (the “JPMorgan Subadvisory Agreement”) between SAAMCo and J.P. Morgan Investment Management Inc. (“JPMorgan”) and a new subadvisory agreement (the “MFS Subadvisory Agreement”) between SAAMCo and Massachusetts Financial Services Company (“MFS”), each with respect to the Portfolio. The Board, including the Independent Trustees, also approved the termination of the subadvisory agreement between SAAMCo and Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s former subadviser. In connection with JPMorgan and MFS replacing PIMCO, the Board also approved the change in the Portfolio’s name to “SA JPMorgan MFS Core Bond Portfolio,” and certain corresponding changes to the Portfolio’s investment strategies. JPMorgan and MFS may each be referenced as a “Subadvisor,” or may be collectively referred to as the “Subadvisers.” In addition, the JPMorgan Subadvisory Agreement and the MFS Subadvisory Agreement may each be referenced as a “Subadvisory Agreement,” or collectively, as the “Subadvisory Agreements.”

The transition from PIMCO to JPMorgan and MFS occurred on January 20, 2015. The purpose of this information statement is to explain the changes to the Portfolio including, but not limited to, the terms of each Subadvisory Agreement, the factors considered by the Board in approving each Subadvisory Agreement, the subadvisory fees to be paid under each Subadvisory Agreement, the amount of advisory fees to be retained by SAAMCo, and information about other comparable funds managed by the Subadvisers.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including the Independent Trustees, at an in-person meeting held on October 8, 2014.

SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. As investment adviser, SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations. At the Meeting, SAAMCo recommended JPMorgan and MFS as the new subadvisers to the Portfolio, in connection with the proposed changes to the Portfolio’s principal investment strategies, after conducting a management selection process.

The subadvisers to the Trust’s portfolios, including JPMorgan and MFS, act pursuant to subadvisory agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

The Subadvisory Agreements

Prior to January 20, 2015, PIMCO served as the Portfolio’s subadviser. SAAMCo recommended JPMorgan and MFS as replacement subadvisers in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategies and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record.

Each of the Subadvisory Agreements provides that: (i) the Subadviser shall manage the assets of the Portfolio; (ii) SAAMCo shall compensate the Subadviser for its services; (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio; and (iv) the Subadviser shall comply with the Portfolio’s investment policies and restrictions and with applicable law. The Subadvisory Agreements shall continue in effect for an initial term beginning January 20, 2015 and ending January 19, 2017. The Subadvisory Agreements provide for automatic termination unless at least annually, subsequent to their initial term, their continuance is approved by: (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio; and (ii) the Independent Trustees. The Subadvisory Agreements terminate automatically upon their assignment and are terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Portfolio, on not more than 60 days’ nor less than 30 days’ prior written notice.

The JPMorgan Subadvisory Agreement is substantially similar to the previous subadvisory agreement with PIMCO, except for: (i) the effective date and terms of the agreements; (ii) the amount of the subadvisory fees; (iii) under the new subadvisory agreement neither SAAMCo nor JPMorgan is liable for indirect, special or consequential damages; (iv) the JPMorgan Subadvisory Agreement may not be terminated by JPMorgan unless another subadvisory agreement has been approved or after six months’ written notice; (v) the representations of the parties thereto; (vi) certain terms related to trade settlement at termination; (vii) certain terms related to JPMorgan’s customer identification program; and (viii) certain terms and conditions pursuant to which the Trust may use logos and other intellectual property belonging to JPMorgan.

The MFS Subadvisory Agreement is substantially similar to the previous subadvisory agreement with PIMCO, except for: (i) the effective date and terms of the agreements; (ii) the amount of the subadvisory fees; (iii) the representations of the parties thereto; (iv) the Subadviser’s reliance on its own books and records and certain other information in rendering services thereunder; (v) certain terms and conditions in respect of the Portfolio’s transactions; (vi) the notice to be provided to each party to the MFS Subadvisory Agreement concerning claims for indemnification; (vii) the MFS Subadvisory Agreement may not be terminated by MFS unless another subadvisory agreement has been approved or after six months’ written notice; (viii) certain other rights of the subadviser to terminate the MFS Subadvisory Agreement; and (ix) terms and conditions pursuant to which the Trust may use logos and other intellectual property belonging to MFS.

The Subadvisory Agreements will not result in an increase in fees to shareholders as SAAMCo, and not the Portfolio, is responsible for all fees payable pursuant to the Subadvisory Agreements. The Subadvisory Agreements are attached for your reference as Exhibit A and Exhibit B. The forgoing summary of the terms of the Subadvisory Agreements is qualified in its entirety by reference to the attached exhibits.

For the most recent fiscal year ended January 31, 2014, SAAMCo received advisory fees from the Portfolio in the amount of $8,269,411, or 0.60% of the Portfolio’s average daily net assets for the period (i.e., $1,378,235,152). During the same period, SAAMCo paid subadvisory fees to PIMCO in the aggregate amount of $3,445,588, or 0.25% of average daily net assets, and retained $4,823,823 of its advisory fee. If JPMorgan and MFS had served as subadvisers to the Portfolio for the fiscal year ended January 31, 2014, SAAMCo would have paid “pro forma” subadvisory fees in the aggregate amount of $1,803,882, or 0.13% of the Portfolio’s average daily net assets and retained $6,465,529 of its advisory fee. The pro forma subadvisory fees represent a 0.12% decrease relative to the current subadvisory fees. As a result, SAAMCo would have retained more of its advisory fee if JPMorgan and MFS had subadvised the Portfolio for the 2014 fiscal year. The subadvisory fee rates payable to JPMorgan and MFS were negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, and the investment characteristics of the Portfolio relative to other similar portfolios and the fees charged to comparable products within the industry.

In connection with the approval of the Subadvisory Agreements, SAAMCo entered into a contractual fee waiver with the Portfolio, which became effective on January 20, 2015. Pursuant to an advisory fee waiver agreement, SAAMCo has agreed to limit its total investment advisory fee to 0.50% through April 30, 2017. This fee waiver may continue from year to year thereafter as approved by the Board of Trustees. If the contractual fee waiver had been in place for the 2014 fiscal year, SAAMCo would have waived advisory fees in the amount of $1,378,235. If both the pro forma subadvisory fees and the fee waiver were in place for the 2014 fiscal year, SAAMCo would have retained advisory fees in the amount of $5,087,294, which represents a 0.02% increase in the amount retained relative to the amount SAAMCo would retain if neither the pro forma subadvisory fees nor the fee waiver were in place for the period.

SAAMCo initially allocated 50% of the Portfolio’s assets to each of JPMorgan and MFS, but may adjust the asset allocation between the Subadvisers over time as needed to manage the Portfolio’s overall risk and return profile. The actual subadvisory fee SAAMCo will pay will depend on the actual allocation between the two Subadvisers. Since the subadvisory fees payable to the Subadvisers will be paid directly by SAAMCo from the advisory fees it receives from the Portfolio, the replacement of PIMCO by JPMorgan and MFS will not result in an increase or decrease in the Portfolio’s advisory fees or other expenses.

Information about the Subadvisers

JPMorgan. JPMorgan is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 270 Park Avenue, New York, NY 10017. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of [December 31, 2014, JPMorgan had [$—] in assets under management.] The following chart lists the principal executive officers and the directors of JPMorgan and their principal occupations. The business address of each officer and director as it relates to that person’s position with JPMorgan is 270 Park Avenue, New York, NY 10017, unless otherwise noted. No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with JPMorgan or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Portfolio are officers, employees, directors or shareholders of JPMorgan.

Name	Current Position
Joseph K. Azelby	Director, Managing Director
John T. Donohue	Director, Managing Director
George C.W. Gatch	Director, Chairman, Managing Director
Jedediah Isiah M. Laskowitz	Director, Managing Director
Patricia A. Maleski	Director, Managing Director
Robert C. Michele	Director, Managing Director
Michael J. O’Brien*	Director, Managing Director
Andrew Powell	Director, Managing Director
Paul A. Quinsee	Director, Managing Director
Craig M. Sullivan	Director, Treasurer, Chief Financial Officer, Managing Director
Lawrence M. Unrein	Director, Managing Director
Douglas Wurth	Director, Managing Director
Robert L. Young**	Director, Chief Operating Officer, Managing Director
Joseph J. Bertini	Chief Compliance Officer, Managing Director
Gary C. Krivo	Chief Risk Officer, Managing Director
Scott E. Richter***	Secretary, Managing Director

* 60 Victoria Embankment, London, EC4Y 0JP, United Kingdom

** 460 Polaris Parkway, Westerville, OH 43082

*** 1111 Polaris Parkway, Columbus, OH 43240

JPMorgan is the investment adviser or subadviser for other mutual funds that have an investment goal similar to that of the Portfolio. The name of such fund, together with information concerning the fund’s assets, and the advisory or subadvisory fee rate paid (as a percentage of average net assets) to JPMorgan for its management services, are set forth below.

Fund	Fee Rate	Assets*
Bridge Builder Bond Fund	0.12%	$3,465 mm
MetLife/MIST JPMorgan Core Bond	0.12%	$3,261 mm
RiverSource VP JPMorgan Core Bond	0.15%	$2,952 mm
Transamerica JPMorgan Core Bond VP	0.15% on the first $1,500 mm	$1,536 mm
	0.12% over 1,500 mm
SEI Core Bond	0.12%	$1,440 mm
JPMorgan Core Bond Fund (Select shares)	0.30%**	$28,295 mm

*As of December 31, 2014

**Advisory fee

    MFS. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. [As of December 31, 2014, MFS had [$•] in assets under management.] The following chart lists the principal executive officers and the directors of MFS and their principal occupations. The business address of each officer and director as it relates to that person’s position with MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with MFS or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Portfolio are officers, employees, directors or shareholders of MFS.

Name	Current Position
Robert J. Manning	Director, Co-Chief Executive Officer and Chairman of the Board of Directors
Michael W. Roberge	Director, President, Co-Chief Executive Officer and Chief Investment Officer
Colm J. Freyne	Director of MFS; Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
Stephen C. Peacher	Director of MFS; President of Sun Life Investment Management and Chief Investment Officer of Sun Life Financial, Inc.
David A. Antonelli	Vice Chairman
Carol W. Geremia	Executive Vice President
James A. Jessee	Executive Vice President
Amrit Kanwal	Executive Vice President and Chief Financial Officer
Mark A. Leary	Executive Vice President and Chief Human Resources Officer
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary
Robin A. Stelmach	Executive Vice President and Chief Operating Officer
Timothy M. Fagan	Chief Compliance Officer

MFS is the investment adviser for other mutual funds that have an investment goal similar to that of the Portfolio. The name of each such fund, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to MFS for its management services, are set forth below.

Fund	Fee Rate	Assets*
MFS Research Bond Fund***	0.50%**	$4,295.6 mm
MFS Research Bond Series****	0.50%**	$3,004.0 mm

*As of December 31, 2014

**Advisory fee

***Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.45% of the MFS Research Bond Fund’s average daily net assets annually in excess of $5 billion. This written agreement will remain in effect until modified by the MFS Research Bond Fund’s Board of Trustees, but such agreement will continue until at least August 31, 2015.

****Effective August 1, 2014, MFS has agreed in writing to reduce its management fee to 0.45% of the MFS Research Bond Series’ average daily net assets annually in excess of $2.5 billion to $5 billion and 0.40% of average daily net assets in excess of $5 billion. This written agreement will remain in effect until modified by the MFS Research Bond Series’ Board of Trustees, but such agreement will continue until at least April 30, 2016.

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the Subadvisory Agreements with respect to the Portfolio. As a result, effective January 20, 2015, JPMorgan and MFS assumed portfolio management responsibilities for the Portfolio. In accordance with Section 15(c) of the 1940 Act, the Board requested, and JPMorgan and MFS provided, materials relating to the Board’s consideration of whether to approve the Subadvisory Agreements. In determining whether to approve the Subadvisory Agreements, the Board, including the Independent Trustees, considered certain factors. Those factors included:

(1)	the requirements of the Trust in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services provided by the Subadvisers, including a review of the investment performance of the Trust;

(3)	the size and structure of the subadvisory fee and any other material payments to the Subadvisers and, in connection therewith, a review of the costs of services provided and the profits realized by the Subadvisers and their affiliates from the relationship with the Trust;

(4)	the organizational capability and financial condition of the Subadvisers and their affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees paid by the Adviser to the Subadvisers for managing the Portfolio.

In addition, the Board considered: (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of the Subadvisers and the amounts retained by SAAMCo; and (c) information regarding the Subadvisers’ compliance and regulatory history.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo in connection with their consideration of approval of the Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable, (the “Subadvisor Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of the Subadvisers with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services provided by each Subadviser. In making its evaluation, the Board considered that SAAMCo acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that each Subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadvisers, the Board noted that the Subadvisers are responsible for providing investment management services on a day-to-day basis. In such role, each Subadviser: (i) determines the securities to be purchased or sold and executes such documents on behalf of the Portfolio they manage as may be necessary in connection therewith; (ii) provides SAAMCo with records concerning its activities; and (iii) renders regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed each Subadviser’s history, structure and size, and investment experience. The Board considered the personnel of each Subadviser that is involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, each Subadviser has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of each Subadviser that are responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered each Subadviser’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered each Subadviser’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on each Subadviser’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by each Subadviser and that there was a reasonable basis on which to conclude that each Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvisor Expense Group/Universe for the Portfolio. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arms-length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvisor Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SAAMCo and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SAAMCo and the Subadvisers, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper Inc. (“Lipper”) as well as information provided by management. The Board also considered advisory fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio as well as performance data from management and the Subadvisers with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by the Subadvisers with similar investment objectives and/or strategies, as applicable.

The Subadvisor Expense Group consists of the Portfolio and a select group of funds that are chosen to be comparable to the Portfolio based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category, asset size and expense components. The Subadvisor Expense Universe generally consists of the Portfolio, the funds in its Subadvisor Expense Group, and all other funds in the asset category or categories included in the Subadvisor Expense Group regardless of asset size or primary channel of distribution.

The performance information included information as of September 30, 2014 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar peer group, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolio’s fees and expenses and performance, the Board considered information, including but not limited to, the following expense and performance information provided by Lipper and management in making its determinations. It was noted that projected subadvisory fees and total expenses were calculated as of the Portfolio’s most recent fiscal year end, which may vary among the Portfolio’s Subadvisor Expense Group/Universe.

• Total Return Bond Portfolio. The Board considered that the proposed subadvisory fee with respect to JPMorgan was below the median of its Subadvisory Expense Group/Universe. The Board further noted

that the proposed subadvisory fee with respect to MFS was below the median of its Subadvisory Expense Group at all asset levels and at the median of its Subadvisory Expense Universe at lower asset levels and below the median at higher asset levels. The Board also noted that SAAMCo proposed to contractually waiving 0.10% of its advisory fee for as long as the JPMorgan Subadvisory Agreement and MFS Subadvisory Agreement are in place.

• The Board further considered that PIMCO’s performance was within the bottom quintile with respect to its Lipper peer category for the one-year period, ranked in the third quintile for the three-year period and ranked in the fourth quintile for the five-year period. The Board also considered the composite performance of JPMorgan’s Core Bond accounts for each of the last five years and of MFS’ Research Bond accounts for each of the last five years, as well as a simulated performance with 50% allocated to each Subadviser. The simulated account outperformed the Barclays U.S. Aggregate Bond Index for each year except for the third year during which the composite underperformed the Barclays U.S. Aggregate Bond Index.

The Trustees noted that expense and performance information as a whole was useful in assessing whether the Subadvisers are proposing to provide services at a cost that is competitive with other similar funds.

Cost of Services & Benefits Derived. With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Trust were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Trust were de minimis and did not impact upon the reasonableness of the advisory fee retained by SAAMCo. The Board considered that SAAMCo is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolio pursuant to an arrangement between SAAMCo and certain affiliated life insurance companies (the “Life Companies”).

In connection with benefits derived from the Trust, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolio’s shares, which amounts may be material. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolio to the same extent the Portfolio receives certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain foreign securities held in the Portfolio. Finally, the Board considered that the Life Companies receive revenue sharing payments from SAAMCo and certain other persons in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by SAAMCo.

The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolio were reasonable.

Profitability and Economies of Scale. The Board noted that the subadvisory fees paid pursuant to each Subadvisory Agreement are paid by SAAMCo out of its advisory fees. The Trustees also relied on the ability of SAAMCo to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. The Board determined that the profitability to each Subadviser in connection with its relationship with the Portfolio is therefore not a material factor in their consideration of the Subadvisory Agreements.

The Board considered that the MFS Subadvisory Agreement also contains breakpoints in the fee schedule, however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to each Subadviser’s profitability and the costs of providing services, the Board concluded that the potential for economies of scale in each Subadviser’s management of the Portfolio are not a material factor in its consideration at this time.

Terms of Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms of each Subadvisory Agreement including the duties and responsibilities undertaken by SAAMCo and the Subadviser as discussed above. The Board noted that each Subadvisory Agreement provides that the Subadviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions of each Subadvisory Agreement.

Conclusions. In reaching its decision to recommend the approval of the Subadvisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that each Subadviser possesses the capability and resources to perform the duties required of it under its Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of each Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders; and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of December 31, 2014, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“American General”) and The United States Life Insurance Company in the City of New York (“U.S. Life”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of December 31, 2014:

Class	Owner	Shares	Percentage

Class 1	American General	9,870,557	11%
Class 1	SunAmerica Dynamic Allocation Portfolio	56,225,458	62%
Class 1	SunAmerica Dynamic Strategy Portfolio	24,521,838	27%

Class 2	American General	1,683,622	100%

Class 3	U.S. Life	5,547,464	5%
Class 3	American General	106,024,168	95%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. U.S. Life is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio are each a series of SunAmerica Series Trust and their address is 1999 Avenue of the Stars, 27th Floor, Los Angeles, CA 90067.

Shareholders that own of record or beneficially more than 25% of a Portfolio’s outstanding shares may be considered a controlling person. No other person was known by the Portfolio to own beneficially or of record more than 5% of any class of its outstanding shares. The Trustees and officers of the Trust, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio as of December 31, 2014.

Brokerage Commissions

The Portfolio did not pay brokerage commissions for the fiscal year ended January 31, 2014.

Other Service Agreements

For the fiscal year ended January 31, 2014, the Portfolio paid an aggregate amount of $2,470,817 in shareholder services fees to American General and U.S. Life, each of which are affiliates of SAAMCo, the Portfolio’s adviser. In addition, the Portfolio paid $4,033 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SAAMCo and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SAAMCo, American General, U.S. Life, VRSCO and ACS are each indirect, wholly-owned subsidiaries of American International Group, Inc.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 15570 Amarillo, Texas 79105-5570 Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

Nori L. Gabert
Secretary
SunAmerica Series Trust

Dated: [March     , 2015]

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of November 1, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion without prior consultation with the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other investments including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the assets of the Portfolio in compliance with all applicable federal and state laws, including securities, commodities and banking laws,

2

governing its operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws that Adviser notifies the Subadviser are applicable to the investment management of the Portfolio; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust and communicated to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

2.

Custody of Assets. The Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Portfolio. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Portfolio’s custodian. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Portfolio and the filing of any returns in connection therewith or otherwise required by law. The Trust and Adviser shall direct the Portfolio’s custodian to comply with all investment instructions given by Subadviser with respect to the Portfolio. The Portfolio’s custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Trust and Adviser shall provide Subadviser with reasonable advance notice of any subsequent changes in the Portfolio’s custodian.

3.

Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, the selection of broker-dealers and futures commission merchants to execute Portfolio transactions, and the negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each Portfolio the total dollar amount of portfolio transactions which are engaged in with the Subadviser’s affiliates, the Adviser and its affiliates in any fiscal year of the Trust, may not exceed 25% of the value of the Portfolio’s total transactions in securities and other investments during the Trust’s prior fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b)          Notwithstanding Section 4(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

(1)

All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

(2)

Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)

If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)	Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

The Adviser acknowledges that the Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including but not limited to, those stated above.

4.

Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

5.

Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

6.

Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

7.

Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others, including other investment companies and accounts following the same investment strategy as the Portfolio. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.

Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

9.

Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

10.

Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

11.

Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

12.

Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (“Losses”) arising from the Subadviser’s rendering of services under this Agreement except for Losses resulting from the Subadviser’s disabling conduct.

(b) The Subadviser does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser’s overall management of the Portfolio. The Trust and Adviser understand that investment decisions made for the Portfolio by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the assets of the Portfolio allocated to its management by the Adviser and in making investment decisions for the Portfolio.

(c)        The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all Losses to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(d)        Under no circumstances shall the Adviser or the Subadviser be liable to any indemnitee for indirect, special or consequential damages, even if the Adviser or the Subadviser is apprised of the likelihood of such damages.

13.

Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

14.

Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

15.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.	Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

17.

Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

18.

Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

19.

Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

20.

Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the

Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

Notwithstanding the foregoing, to the extent that any market counterparty with whom the Subadviser deals requires information relating to the Portfolio (including, but not limited to, the identity of the Portfolio and market value of the Portfolio), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio in accordance with the terms of this Agreement.

21. Confidential Treatment.   It is understood that any information or recommendation supplied by, or produced by, Subadviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Subadviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Portfolios for a period of at least 30 days after month end, except that the Portfolios’ top 10 holdings may be disclosed 16 days after month end. In addition, the Adviser may disclose, earlier than 30 days after month end, a list of the securities held by the Portfolios to certain third parties who have entered into a confidentiality agreement with the Trust.

22.         Adviser Representations. The Adviser represents and warrants to Subadviser that: (i) the Adviser have full power and authority to appoint Subadviser to manage the Portfolio in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity (and the Adviser agrees to provide Subadviser with evidence of such authority as may be reasonably requested by Subadviser).

23.         Delegation to Third Parties. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Subadviser may provide information about the Portfolio to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

24.         Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Subadviser shall be entitled, without prior notice to the Adviser or the Portfolio, to direct the Portfolio’s custodian to retain and/or realize any assets of the Portfolio as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Subadviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Subadviser.

25.         Force Majeure.   Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

26.         Customer Identification Program.   To help the government fight the funding of terrorism and money laundering activities, Subadviser has adopted a Customer Identification Program, (“CIP”) pursuant to which

Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Subadviser’s compliance with its CIP, Adviser and Trust hereby represent and warrant that (i) Portfolio’s taxpayer identification number or other government issued identification number (see Exhibit A); (ii) all documents provided to Subadviser are true and accurate as of the date hereof; and (iii) Adviser agrees to provide to Subadviser such other information and documents that Subadviser requests in order to comply with Subadviser’s CIP.

27.

Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:		J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
Attention: David Warsoff

Adviser:		AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to: AIG Retirement Services, Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
	Attention:	Mallary L. Reznik
Deputy General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President and Chief Executive Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ DAVID M. WARSOFF
Name:	David M. Warsoff
Title:	Vice President

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio	.45% on the first $50 million
(Tax ID No. 13-7002447)	.40% on the next $100 million
.35% on the next $350 million
.30% thereafter

AMENDMENT TO SUBADVISORY AGREEMENT

This AMENDMENT TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of January 23, 2006 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005 (the “Subadvisory Agreement”) with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.            Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust SunAmerica Balanced Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

SunAmerica Balanced Portfolio	0.40% on the first $50 million
0.30% on the next $100 million
0.25% thereafter

Subadviser shall manage the SunAmerica Balanced Portfolio assets and shall be compensated as noted above.

2.            Counterparts.      This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.      Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ PETER A. HARBECK		By: /s/ DAVID WARSOFF
Name:	Peter A. Harbeck	Name:	David Warsoff
Title:	President and Chief Executive Officer	Title:	Vice President

SCHEDULE A

Effective January 23, 2006

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Global Equities Portfolio (Tax ID No. 13-7002447)	0.45% on the first $50 million 0.40% on the next $100 million 0.35% on the next $350 million 0.30% thereafter

SunAmerica Balanced Portfolio (Tax ID No. 95-4572884)	0.40% on the first $50 million 0.30% on the next $100 million 0.25% thereafter

AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005, as amended effective January 23, 2006 (the “Subadvisory Agreement”) with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.            Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Mid-Cap Growth Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Mid-Cap Growth Portfolio	0.42% on the first $100 million
0.40% over $100 million

Subadviser shall manage the Mid-Cap Growth Portfolio assets and shall be compensated as noted above.

2.            Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser’s affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio’s total transactions in securities and other investments during the Trust’s fiscal year.

3.            Counterparts.      This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.            Full Force and Effect.      Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

5.            Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ PETER A. HARBECK		By: /s/ DAVID WARSOFF
Name:	Peter A. Harbeck	Name:	David Warsoff
Title:	President and Chief Executive Officer	Title:	Vice President

SCHEDULE A

Effective May 1, 2007

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Global Equities Portfolio	0.45% on the first $50 million
(Tax ID No. 13-7002447)	0.40% on the next $100 million
0.35% on the next $350 million
0.30% over $500 million

Balanced Portfolio	0.40% on the first $50 million
(Tax ID No. 95-4572884)	0.30% on the next $100 million
0.25% over $150 million

Mid-Cap Growth Portfolio	0.42% on the first $100 million
(Tax ID No. 95-4734552)	0.40% over $100 million

AMENDMENT NO. 3

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT is dated as of October 2, 2007, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            The following provision is inserted in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2.            Counterparts.      This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.      Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ DAVID WARSOFF
Name:	David Warsoff
Title:	Vice President

AMENDMENT NO. 4

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT is dated as of November 15, 2010, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Growth-Income Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Growth-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% over $500 million

Subadviser shall manage the Growth-Income Portfolio assets and shall be compensated as noted above.

2.            Counterparts.     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.      Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ ANA BRANDS
Name:	Ana Brands
Title:	Vice President

SCHEDULE A

Effective November 15, 2010

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Global Equities Portfolio	0.45% on the first $50 million
(Tax ID No. 13-7002447)	0.40% on the next $100 million
0.35% on the next $350 million
0.30% over $500 million

Balanced Portfolio	0.40% on the first $50 million
(Tax ID No. 95-4572884)	0.30% on the next $100 million
0.25% over $150 million

Mid-Cap Growth Portfolio	0.42% on the first $100 million
(Tax ID No. 95-4734552)	0.40% over $100 million

Growth-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% over $500 million

AMENDMENT NO. 5

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 5 TO THE SUBADVISORY AGREEMENT is dated as of January 14, 2013, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Emerging Markets Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Emerging Markets Portfolio	0.60% on all assets

Subadviser shall manage the Emerging Markets Portfolio assets and shall be compensated as noted above.

2.            Counterparts.     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.      Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ SCOTT G. MORITZ
Name:	Scott G. Moritz
Title:	Vice President

SCHEDULE A

Effective January 14, 2013

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Global Equities Portfolio	0.45% on the first $50 million
(Tax ID No. 13-7002447)	0.40% on the next $100 million
0.35% on the next $350 million
0.30% over $500 million

Balanced Portfolio	0.40% on the first $50 million
(Tax ID No. 95-4572884)	0.30% on the next $100 million
0.25% over $150 million

Mid-Cap Growth Portfolio	0.42% on the first $100 million
(Tax ID No. 95-4734552)	0.40% over $100 million

Growth-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% over $500 million

Emerging Markets Portfolio	0.60% on all assets

AMENDMENT NO. 6

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 6 TO THE SUBADVISORY AGREEMENT is dated as of January 20, 2015, by and between SUNAMERICA ASSET MANAGEMENT, LLC (formerly, SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated November 1, 2005, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	The following provisions are inserted in Section 1 of the Subadvisory Agreement:

For purposes of this Subadvisory Agreement, the term “Portfolio” shall mean all or a portion of a Portfolio’s assets as may be allocated by the Adviser to the Subadviser from time to time.

Upon reasonable request from the Adviser, the Subadviser (through a qualified person) will reasonably assist the Adviser in valuing securities of a Portfolio as may be required from time to time; however, the Adviser acknowledges that the Subadviser is not the pricing or fund accounting agent for the Portfolios and that the Adviser shall assume responsibility for all valuation decisions.

Subadviser is registered with the National Futures Association as a commodity trading advisor. However, Subadviser will provide commodity trading advice to each Portfolio as if Subadviser were exempt from registration as a commodity trading advisor. The Adviser represents and warrants that it is excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to each Portfolio, and that Adviser has timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to each Portfolio, and will, during the term of this Subadvisory Agreement, reaffirm such notice of eligibility as required by CFTC Regulation 4.5. Subadviser acknowledges that the Portfolios are relying on CFTC Regulation 4.5 and shall manage the Portfolios in a manner consistent with the representations contained in their respective notices of eligibility on file with the National Futures Association.

2.	Section 11 of the Subadvisory Agreement is deleted in its entirety and the following provision is included in its place:

It is understood that “J.P. Morgan Investment Management Inc.” or “JPMorgan” or any derivative names or logos associated with such name are the valuable property of the Subadviser or some other JPMorgan entity, that the Trust has the right to include JPMorgan as a part of the name of the series of the Trust managed by the Subadviser only so long as this Agreement shall continue, and that the Subadviser does, in fact, consent to the use of JPMorgan as a part of the name of the series of the Trust identified herein. To the best of Subadviser’s knowledge the inclusion of “JPMorgan” in the name of the series of the Trust identified herein does not: (i) infringe the title or any patent, copyright, trade secret, trademark, service mark, or other proprietary right of any third party; or (ii) violate the terms of any agreement or other instrument to which Subadviser or any of its affiliates is a party.

None of the Trust, the Portfolio or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio, the Trust, the Portfolio and the Adviser may use the name “J.P. Morgan Investment Management Inc.” or “JPMorgan” in the Registration Statement, shareholder reports, and other filings with the Securities and Exchange Commission, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior consent.

3.

Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SA JPMorgan MFS Core Bond Portfolio (f/k/a Total Return Bond Portfolio), which is the identified Portfolio for purposes of Section 8 of the Subadvisory Agreement. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

SA JPMorgan MFS Core Bond Portfolio (f/k/a Total Return Bond Portfolio)	[Omitted]

Subadviser shall manage the SA JPMorgan MFS Core Bond Portfolio assets, or such portion thereof as may be allocated by the Adviser to the Subadviser from time to time, and shall be compensated as noted above.

4.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5.

Full Force and Effect.    Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

6.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By: /s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President & CEO

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Ana Brands
Name:	Ana Brands
Title:	Vice President

SCHEDULE A

Effective January 20, 2015

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Global Equities Portfolio	0.45% on the first $50 million
(Tax ID No. 13-7002447)	0.40% on the next $100 million
0.35% on the next $350 million
0.30% over $500 million

Balanced Portfolio	0.40% on the first $50 million
(Tax ID No. 95-4572884)	0.30% on the next $100 million
0.25% over $150 million

Mid-Cap Growth Portfolio	0.42% on the first $100 million
(Tax ID No. 95-4734552)	0.40% over $100 million

Growth-Income Portfolio	0.35% on the first $50 million
0.30% on the next $100 million
0.25% on the next $150 million
0.20% on the next $200 million
0.15% over $500 million

Emerging Markets Portfolio	0.60% on all assets

SA JPMorgan MFS Core Bond Portfolio (f/k/a Total Return Bond Portfolio)	[Omitted]

Exhibit B

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of January 1, 1999, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.            Duties of the Subadviser.    The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain under provisions of the Act, and will render regular quarterly reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and subject to the last paragraph of this Section, in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations.

               Subject to the last paragraph of this Section, the Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will be operated and managed (1) in compliance with all applicable federal and state securities laws governing its operations and investments; and (2) so as not to jeopardize either the treatment of the variable annuity contracts which invest in the Portfolios (hereinafter “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Without limiting the foregoing, and subject to the last paragraph of this Section the Subadviser represents and warrants (1) to manage each Portfolio so as to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c)

applicable federal and state securities laws; and (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in direct reliance upon and in direct conformity with specific information furnished by the Subadviser expressly for use therein (“Furnished Information”), such Registration Statement and any amendments or supplements thereto will, with respect to the Furnished Information, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Further, any statements or omissions in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, which are made based upon Furnished Information and which have been provided to Subadviser for its review, shall be deemed acknowledged and approved by Subadviser, unless Subadviser provides Adviser with written indication to the contrary within 5 business days of its receipt of the Registration Statement, amendment or supplement for review.

               The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Adviser acknowledges that the Subadviser is not the compliance agent for any Portfolio or for the Trust or the Adviser, and does not have access to all of each Portfolio’s books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Section in accordance with the Trust’s registration statement, the Trust’s Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board of Trustees applicable to the Portfolios (collectively, the “Charter Requirements’), and in accordance with applicable law (including Sub-chapters M and L of the Code, the Act and the Advisers Act (‘Applicable Law’)), the Subadviser shall perform such services based upon its books and records with respect to each Portfolio, which comprise a portion of each Portfolio’s books and records, and upon information and written instructions received from the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Adviser or the Trust’s administrator. The Adviser shall promptly provide the Subadviser with copies of the Trust’s registration statement, the Trust’s Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies or procedures adopted by the Trust’s Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

2.            Portfolio Transactions.   The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.            Compensation of the Subadviser.   The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.            Other Services.   At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5.            Reports.   The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6.            Status of the Subadviser.   The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7.            Certain Records.   The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) in connection with the provision of services hereunder that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any such records which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request; provided that the Subadviser may retain copies of these records.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. Each party to this Agreement agrees to cooperate with each other party and with appropriate authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust. This agreement to cooperate does not restrict either party’s right to assert that information requested is privileged or confidential.

8.            Reference to the Subadviser.   Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates or any derivation thereof or logo associated therewith in any advertising or promotional materials or otherwise without the prior approval of the Subadviser. Any such withholding of approval by the Subviser shall be made in writing to the Adviser and shall indicate the specific reason(s) why such approval is being withheld.

9.            Standard of Care and Indemnification.

(a)  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify and hold harmless the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s conduct under this Agreement. Subadviser hereby agrees to indemnify, defend and protect Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and hold Adviser harmless, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of Subadviser’s disabling conduct.

(b)  In no case is any indemnity provided in this Agreement in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(c)  Any person seeking indemnification hereunder shall furnish the indemnifying party with (i) prompt notice of any claim, suit or action and (ii) full information and all reasonable assistance necessary to defend such claim. The indemnifying party shall have full authority to control the defense and settlement of any such action with counsel of its own selection; and the indemnified party shall not have any right to indemnification hereunder for any settlement entered into by the indemnified party without the indemnifying party’s prior written consent.

10.          Permissible Interests.   Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11.          Term of the Agreement.    This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio(s) voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. In the event of such a termination, the Adviser will use its best efforts, and cause the Trust to use its best efforts, to engage another subadviser for the portfolio as soon as possible. Notwithstanding the foregoing, the Subadviser may terminate the Agreement on 60 days’ written notice to the Adviser and the Trust, in the event of a breach of this Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also automatically terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

12.          Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.          Amendments.    This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

14.          Governing Law.    This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15.          Personal Liability.    The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

16.          Separate Series.    Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.          Notices.    All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:		Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116
Attention: General Counsel

Adviser:		SunAmerica Asset Management Corp.
The SunAmerica Center
733 Third Avenue, Third Floor
New York, NY 10017
	Attention:	Robert M. Zakem
Senior Vice President and
General Counsel

with a copy to:		SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
	Attention:	Susan L. Harris
Senior Vice President,
General Counsel - Corporate Affairs and Secretary

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ Peter A. Harbeck
	Name:	Peter A. Harbeck
	Title:	President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Jeffrey L. Shames
	Name:	Jeffrey L. Shames
	Title:	Chairman and Chief Executive Officer

SCHEDULE A

Portfolio(s)	Annual Fee (as percentage of average daily net assets of the Portfolio)

MFS Growth and Income Portfolio	0.40% - first $300 million
0.375% - next $300 million
0.35% - next $300 million
0.325% - next $600 million
0.25% - over $1.5 billion

MFS Mid-Cap Growth Portfolio	0.40% - first $300 million
0.375% - next $300 million
0.35% - next $300 million
0.325% - next $600 million
0.25% - over $1.5 billion

MFS Total Return Portfolio	0.375%

AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	The following new paragraph shall be added to the Subadvisory Agreement:

18.             Confidentiality.  The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, self regulatory organizations, or to the extent such disclosure is necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

2.	Paragraph 19 to the Subadvisory Agreement, titled Proxy Voting, is deleted in its entirety and replaced with the following paragraph:

19.

Proxy Voting.  The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

3.              Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Telecom Utility Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Telecom Utility Portfolio	0.375% on the first $250 million
0.325% on the next $500 million
0.300% on the next $750 million
0.250% over $1.5 billion

Subadviser shall managed the Telecom Utility Portfolio assets and shall be compensated as noted above.

4.            Counterparts.     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5.            Full Force and Effect.    Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

6.            Miscellaneous.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.	MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ PETER A. HARBECK	By: /s/ ROBERT J. MANNING
Name: Peter A. Harbeck	Name: Robert J. Manning
Title: President and Chief Executive Officer	Title: President and CEO

SCHEDULE A

Effective May 1, 2007

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

MFS Massachusetts Investors Trust Portfolio	0.400% on the first $300 million
0.375% on the next $300 million
0.350% on the next $300 million
0.325% on the next $600 million
0.250% over $1.5 billion

MFS Total Return Portfolio	0.375%

Telecom Utility Portfolio	0.375% on the first $250 million
0.325% on the next $500 million
0.300% on the next $750 million
0.250% over $1.5 billion

AMENDMENT NO. 2

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT is dated as of October 2, 2007, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., formerly known as SunAmerica Asset Management Corp. a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 1, 1999, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

2.            The following provision is inserted in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2.            Counterparts.     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.    Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

5.            Miscellaneous.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ Peter A. Harbeck
Name: Peter A. Harbeck
Title: President & CEO

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ Robert J. Manning
Name: Robert J. Manning
Title: President & CEO

AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of November 1, 2008 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.            Schedule A to the Subadvisory Agreement is hereby amended to reflect changes to the subadvisory fee rate for the SunAmerica Series Trust MFS Total Return Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

MFS Total Return Portfolio	0.375% on the first $500 million
0.350% on the next $250 million
0.320% on the next $250 million
0.300% over $1 billion

Subadviser shall managed the MFS Total Return Portfolio assets and shall be compensated as noted above.

2.             Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.    Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Peter A. Harbeck	By:	/s/ Robert J. Manning
Name: Peter A. Harbeck		Name: Robert J. Manning
Title: President and Chief Executive Officer		Title: President & CEO

SCHEDULE A

Effective November 1, 2008

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

MFS Massachusetts Investors Trust Portfolio	0.400% on the first $300 million
0.375% on the next $300 million
0.350% on the next $300 million
0.325% on the next $600 million
0.250% over $1.5 billion

MFS Total Return Portfolio	0.375% on the first $500 million
0.350% for the next $250 million
0.320% for the next $250 million
0.300% over $1 billion

Telecom Utility Portfolio	0.375% on the first $250 million
0.325% on the next $500 million
0.300% on the next $750 million
0.250% over $1.5 billion

AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT

This AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT (the “Amendment”) is effective as of October 1, 2013 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.            Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the Blue Chip Growth Portfolio and fee reductions to the MFS Massachusetts Investors Trust Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

Blue Chip Growth Portfolio	0.325% first $50 million
0.225% next $100 million
0.200% next $350 million
0.150% over $500 million

MFS Massachusetts Investors Trust Portfolio	0.375% first $250 million
0.350% next $250 million
0.325% next $1 billion
0.250% over $1.5 billion

Subadviser shall manage the Blue Chip Growth Portfolio and MFS Massachusetts Investors Trust Portfolio assets and shall be compensated as noted above.

2.            Counterparts.     This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.            Full Force and Effect.    Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.            Miscellaneous.     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ Peter A. Harbeck		By: /s/ Robert J. Manning
Name:	Peter A. Harbeck	Name:	Robert J. Manning
Title:	President and Chief Executive Officer	Title:	Chairman and Chief Executive Officer

SCHEDULE A

Effective October 1, 2013

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

MFS Massachusetts Investors Trust Portfolio	0.375% first $250 million
0.350% next $250 million
0.325% next $1 billion
0.250% over $1.5 billion

MFS Total Return Portfolio	0.375% first $500 million
0.350% next $250 million
0.320% next $250 million
0.300% over $1 billion

Telecom Utility Portfolio	0.375% first $250 million
0.325% next $500 million
0.300% next $750 million
0.250% over $1.5 billion

Blue Chip Growth Portfolio	0.325% first $50 million
0.225% next $100 million
0.200% next $350 million
0.150% over $500 million

AMENDMENT NO. 5 TO THE SUBADVISORY AGREEMENT

This AMENDMENT NO. 5 TO THE SUBADVISORY AGREEMENT (the “Amendment”) is effective as of January 20, 2015 by and between SUNAMERICA ASSET MANAGEMENT, LLC (formerly, SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	The following provisions are inserted in Section 1 of the Subadvisory Agreement:

For purposes of this Subadvisory Agreement, the term “Portfolio” shall mean all or a portion of a Portfolio’s assets as may be allocated by the Adviser to the Subadviser from time to time.

Upon reasonable request from the Adviser, the Subadviser (through a qualified person) will reasonably assist the Adviser in valuing securities of a Portfolio as may be required from time to time; however, the Adviser acknowledges that the Subadviser is not the pricing or fund accounting agent for the Portfolios and that the Adviser shall assume responsibility for all valuation decisions.

Subadviser is registered with the National Futures Association as a commodity trading advisor. However, Subadviser will provide commodity trading advice to each Portfolio as if Subadviser were exempt from registration as a commodity trading advisor. The Adviser represents and warrants that it is excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to each Portfolio, and that Adviser has timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to each Portfolio, and will, during the term of this Subadvisory Agreement, reaffirm such notice of eligibility as required by CFTC Regulation 4.5. Subadviser acknowledges that the Portfolios are relying on CFTC Regulation 4.5 and shall manage the Portfolios in a manner consistent with the requirements of CFTC Regulation 4.5(c)(iii)(A) or CFTC Regulation 4.5(c)(iii)(B).

2.	The following provision is inserted in Section 8 of the Subadvisory Agreement:

It is understood that “Massachusetts Financial Services Company” or “MFS” or any derivative names or logos associated with such name are the valuable property of the Subadviser or some other MFS entity, that the Trust has the right to include such phrase as a part of the name of the series of the Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue, and that the Subadviser does, in fact, consent to the use of such name as a part of the name of the series of the Trust identified herein. The Subadviser represents and warrants that the inclusion of “Massachusetts Financial Services Company” or “MFS” in the name of the series of the Trust identified herein shall not: (i) infringe the title or any patent, copyright, trade secret, trademark, service mark, or other proprietary right of any third party; or (ii) violate the terms of any agreement or other instrument to which Subadviser or any of its affiliates is a party.

None of the Trust, the Portfolio or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio, the Trust, the Portfolio and the Adviser may use the name “MFS” in the Registration Statement, shareholder reports, and other filings with the Securities and Exchange Commission, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior consent.

3.

Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SA JPMorgan MFS Core Bond Portfolio (f/k/a Total Return Bond Portfolio), which is the identified Portfolio for purposes of Section 8 of the Subadvisory Agreement. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

SA JPMorgan MFS Core Bond Portfolio (f/k/a Total Return Bond Portfolio)	[Omitted]

Subadviser shall manage the SA JPMorgan MFS Core Bond Portfolio assets, or such portion thereof as may be allocated by the Adviser to the Subadviser from time to time, and shall be compensated as noted above.

4.            Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5.            Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

6.            Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT LLC		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Peter A. Harbeck	By:	/s/ Carol W. Geremia
Name: Peter A. Harbeck		Name: Carol W. Geremia
Title: President and Chief Executive Officer		Title: Executive Vice President

SCHEDULE A

Effective January 20, 2015

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)

MFS Massachusetts Investors Trust Portfolio	0.375% first $250 million
0.350% next $250 million
0.325% next $1 billion
0.250% over $1.5 billion

MFS Total Return Portfolio	0.375% first $500 million
0.350% next $250 million
0.320% next $250 million
0.300% over $1 billion

Telecom Utility Portfolio	0.375% first $250 million
0.325% next $500 million
0.300% next $750 million
0.250% over $1.5 billion

Blue Chip Growth Portfolio	0.325% first $50 million
0.225% next $100 million
0.200% next $350 million
0.150% over $500 million

SA JPMorgan MFS Core Bond Portfolio (f/k/a Total Return Bond Portfolio)	Omitted

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA JPMorgan MFS Core Bond Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding changes to the SA JPMorgan MFS Core Bond Portfolio (formerly, Total Return Bond Portfolio) is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matters covered in the Information Statement. We encourage you to access AIG’s website to review a complete copy of the Information Statement, which contains important information about changes to the Portfolio’s subadviser.

On December 11, 2014, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, approved J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”) as the new subadvisers to the Portfolio, pursuant to new subadvisory agreements between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and each of JPMorgan and MFS. Effective January 20, 2015, JPMorgan and MFS assumed joint responsibility for the day-to-day management of the Portfolio and replaced Pacific Investment Management Company LLC (“PIMCO”), the previous subadviser of the Portfolio. In connection with the replacement of PIMCO, the Board also changed the name of the Portfolio from the “Total Return Bond Portfolio” to the “SA JPMorgan MFS Core Bond Portfolio.”

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SAAMCo, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, we are required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of hiring any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about [            ], to all participants in a contract who were invested in the Portfolio as of the close of business on December 31, 2014. A copy of the Information Statement will remain on AIG’s website until at least [                  ].

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until [                  ]. To ensure prompt delivery, you should make your request no later than [  ]. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.